UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2011

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Ph-A Los Angeles, California		90010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Wednesday, August 17, 2011, Hanmi Financial Corporation (the “Company”) held its 2011 annual meeting of stockholders. The matters voted on at the meeting and the final voting results are as follows:

(1)	Proposal 1: Election of Directors. The following persons were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Nominees	Shares Voted For	Withheld	Broker Non-Votes
I Joon Ahn	40,976,014	6,704,443	65,045,049
John A. Hall	43,787,125	3,893,332	65,045,049
Paul Seon-Hong Kim	43,226,322	4,454,135	65,045,049
Joon Hyung Lee	29,304,236	18,376,221	65,045,049
Joseph K. Rho	40,735,289	6,945,168	65,045,049
William Stolte	43,784,111	3,896,346	65,045,049
Jay S. Yoo	40,876,141	6,804,316	65,045,049

(2)	Proposal 2: Resolution to Approve the Names Executive Officers’ Compensation. A proposal to approve the Named Executive Officers’ compensation (“Say on Pay”) was approved by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
43,305,480	3,988,373	386,604

(3)	Proposal 3: Vote on the Proposal on the Frequency (Every 1, 2, or 3 Years) of Future Say on Pay. A proposal to approve the frequency of future Say on Pay Votes has passed “for One Year,” by the following vote:

One Year	Two Years	Three Years	Abstentions
36,109,283	579,150	9,963,679	1,028,345

(4)	Proposal 4: Amendment to the Company’s Amended and Restated Certificate of Incorporation to Effect Reverse Stock Split. A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-two and not more than one-for-twenty at any time prior to July 31, 2012, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion, and (ii) reduce the number of authorized shares of our common stock by the reverse stock split ratio determined by the Board of Directors was approved by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
89,557,989	22,963,451	204,066

(5)	Proposal 5: Ratification of Independent Registered Public Accounting Firm. A proposal regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011 was approved by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
104,361,847	7,410,384	953,275

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2011	HANMI FINANCIAL CORPORATION

	By:	/s/ Jay S. Yoo
	Name:	Jay S. Yoo
	Title:	President and Chief Executive Officer